EXHIBIT 24


                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ GEORGE S. ABRAMS
                                ----------------------------
                                George S. Abrams

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ STEVEN R. BERRARD
                                -----------------------------
                                Steven R. Berrard

                                  VIACOM INC.

                               Power of Attorney





     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ WILLIAM C. FERGUSON
                                --------------------------------
                                William C. Ferguson

                                  VIACOM INC.

                               Power of Attorney





     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ H. WAYNE HUIZENGA
                                ----------------------------
                                H. Wayne Huizenga

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.



                                /s/ GEORGE D. JOHNSON, JR.
                                ----------------------------------
                                George D. Johnson, Jr.

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ KEN MILLER
                                ---------------------
                                Ken Miller

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ BRENT D. REDSTONE
                                ------------------------------
                                Brent D. Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ SHARI REDSTONE
                                --------------------------
                                Shari Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ SUMNER M. REDSTONE
                                -----------------------------
                                Sumner M. Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ FREDERIC V. SALERNO
                                -------------------------------
                                Frederic V. Salerno

                                  VIACOM INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the securities of Viacom Inc. to be issued pursuant to the Paramount stock options plans assumed by Viacom Inc. pursuant to the Amended and Restated Plan of Merger, dated as of February 4, 1994, as further amended as of May 26, 1994, among Viacom Inc., Viacom International Inc. and Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of July, 1994.




                                /s/ WILLIAM SCHWARTZ
                                --------------------------
                                William Schwartz

Viacom Inc.
1515 Broadway
New York, New York  10036


July 10, 1995

Direct (Modem) Transmission

Securities and Exchange Commission
Division of Corporate Finance
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                Registration Statement of Viacom Inc. on Form S-8

Ladies and Gentlemen:

     On behalf of Viacom Inc., and pursuant to regulations of the Securities and Exchange Commission (the "Commission"), following this letter is a direct (modem) transmission submission of a Registration Statement of Viacom Inc. on Form S-8. This filing is being submitted pursuant to the requirements of Regulation S-T promulgated under the Securities Exchange Act of 1934, as amended.

     The registration fee of $19,237 has been paid by Viacom Inc. by wire transfer. Viacom Inc.'s account number for fees is 0000813828.

     Please contact the undersigned at (212) 258-6149 if you have any questions about this filing.


Very truly yours,


/s/ Katherine B. Rosenberg
- -------------------------------